                       PHL Variable Accumulation Account
                           Phoenix Spectrum Edge(R)+

                           Supplement to Prospectus

This supplement should be read with the currently effective prospectus for the above variable annuity product.

1.Certain investment option and trust names have changed. The names shown in the list of investment options or trusts containing investment options on the first page of your prospectus are revised as follows:

---------------------------------------------------------------------------------
                 Old Name                                 New Name
---------------------------------------------------------------------------------
DWS Scudder Investments VIT Funds - Class A  DWS Investments VIT Funds - Class A
---------------------------------------------------------------------------------
Phoenix-Alger Small-Cap Growth Series        Phoenix Small-Cap Growth Series
---------------------------------------------------------------------------------

2.The "Total Annual Fund Operating Expenses" chart in the "Summary of Expenses" section of your prospectus is deleted and replaced with the following:

                     Total Annual Fund Operating Expenses

                                                    Minimum Maximum
             -                                      ------- -------
             Gross Annual Fund Operating Expense...  0.31%   1.89%
             Net Annual Fund Operating Expenses/1/.  0.28%   1.73%

  /1/ Phoenix Variable Advisors, Inc, advisor to the Phoenix Edge Series Fund, and other advisors and/or other service providers to the funds have contractually agreed to reduce the management fees or reimburse certain fees and expenses for certain funds. The Gross Annual Fund Operating Expenses shown in the first row of the table do not reflect the effect of any fee reductions or reimbursements. The Net Annual Fund Operating Expenses shown in the second row reflect the effect of fee reductions and waiver arrangements that are contractually in effect at least through April 30, 2009. There can be no assurance that any contractual arrangement will extend beyond its current terms and you should know that these arrangements may exclude certain extraordinary expenses. See each fund's prospectus for details about the annual operating expenses of that fund and any waiver or reimbursement arrangements that may be in effect.

3.The "Expense Examples" chart located in the "Summary of Expenses" section of your prospectus is deleted and replaced with the following:

EXPENSE EXAMPLES

These examples will help you compare the cost of investing in the contract if you elect the Phoenix Flexible Withdrawal Protector Rider with the Extended Care Enhancement. These examples reflect the maximum charges under the contract including the maximum fee of 3.00% for the Phoenix Flexible Withdrawal Rider with Extended Care Enhancement.

If you surrender your contract prior to the Maturity Date or after the Maturity Date under Variable Annuity Payment Options K or L, your maximum costs at the end of each time period shown would be:

     Death Benefit Option 1
          1 Year                           3 Years                     5 Years                    10 Years
        ----------------
          $1,237                            $2,252                      $3,240                     $5,780

     Death Benefit Option 2
          1 Year                           3 Years                     5 Years                    10 Years
        ----------------
          $1,252                            $2,292                      $3,302                     $5,878

If you do not surrender or annuitize your contract at the end of the applicable time period, your maximum costs would be:

     Death Benefit Option 1
          1 Year                           3 Years                     5 Years                    10 Years
        ----------------
           $607                             $1,802                      $2,970                     $5,780

     Death Benefit Option 2
          1 Year                           3 Years                     5 Years                    10 Years
        ----------------
           $622                             $1,842                      $3,032                     $5,878

These examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include contract owner transaction expenses, maximum annual administrative charges, maximum transfer charges, maximum contract fees, maximum of all applicable riders and benefit fees, separate account annual expenses and the maximum annual fund operating expenses that were charged for the year ended 12/31/07.

The examples assume that you invest $10,000 in the contract for the time periods indicated. The examples also assume that your investment has a 5% return each year and assumes the maximum fees and expenses of any of the fund and that you have allocated all of your contract value to the fund with the maximum fees and expenses. Although your actual costs may be higher or lower based on these assumptions, your costs are shown in the table above.

 TF1025                                                                    1

4.Effective September 15, 2008, the subadvisors to Phoenix Small-Cap Growth
  Series (formerly Phoenix-Alger Small-Cap Growth Series) and Phoenix Capital Growth Series are changed. Accordingly, the following changes are made to the "Appendix A - Investment Options" section of the prospectus:

.. The following portions of the "Appendix A - Investment Options" section of your prospectus are deleted:

----------------------------------------------------------------------------------------
Phoenix-Alger Small-Cap Growth Series  Long-term capital growth

----------------------------------------------------------------------------------------
Phoenix Capital Growth Series          Intermediate and long-term capital appreciation
                                       with income as a secondary consideration
----------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
Phoenix-Alger Small-Cap Growth Series  Phoenix Variable Advisors, Inc.
                                        Subadvisor: Fred Alger Management, Inc.
---------------------------------------------------------------------------------------
Phoenix Capital Growth Series          Phoenix Variable Advisors, Inc.
                                        Subadvisor: Harris Investment Management, Inc.
---------------------------------------------------------------------------------------

.. The following disclosure is added to the "Appendix A - Investment Options" section of your prospectus:

---------------------------------------------------------------------------------------------------------------------------------
Phoenix Capital Growth Series    Intermediate and long-term capital appreciation  Phoenix Variable Advisors, Inc.
                                 with income as a secondary consideration          Subadvisor: Neuberger Berman Management, Inc.
---------------------------------------------------------------------------------------------------------------------------------
Phoenix Small-Cap Growth Series  Long-term capital growth                         Phoenix Variable Advisors, Inc.
                                                                                   Subadvisor: Neuberger Berman Management, Inc.
---------------------------------------------------------------------------------------------------------------------------------

Date: September 16, 2008  Keep this supplement for future reference.


 TF1025                                                                    2